Exhibit 10.6

AMENDMENT NO. 1

TO

SERIES 1 UNSECURED CONVERTIBLE PROMISSORY NOTE

This Amendment No. 1 (this “Amendment”), dated as of March 10, 2023, to those certain Series 1 Unsecured Convertible Promissory Notes (as amended, the “Series 1 Notes”), issued by Arch Therapeutics, Inc., a Nevada corporation (the “Company”), to each note holder (collectively, the “Note Holders”) on June 4, 2020, as amended by that certain Subordination Agreement, dated as of July 6, 2022, by and between the Company and each Note Holder (the “Subordination Agreement”), is made by and among the Company and the Requisite Holders (as defined below). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Series 1 Notes.

W I T N E S S E T H:

WHEREAS, the Company and the Requisite Holders desire to amend the Series 1 Notes to increase the number of shares of Common Stock into which the Series 1 Notes can be converted and to modify the maturity date conversion provision to extend to the Effective Time (as defined below);

WHEREAS, pursuant to Section 14(k) of the Series 1 Notes, the Series 1 Notes may be amended in a written instrument signed by the Company and Note Holders of a majority of the outstanding aggregate principal amount under the Series 1 Notes (the “Requisite Holders”); and

WHEREAS, the undersigned Note Holders constitute the Requisite Holders.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.            Amendment to the Series 1 Notes.

1.1    The Series 1 Notes are hereby amended by deleting the figure “1.60” in Section 1(b)(xii) of the Series 1 Notes, as amended by Section 9 of the Subordination Agreement, and replacing such figure with “4.5”.

1.2     The Series 1 Notes are hereby amended to insert the following defined terms in Section 1(b):

(xxiii) “Effective Time” means the moment in time immediately preceding the consummation of an Uplist Transaction.

(xxiv) “Uplist” means the listing of the Common Stock on any of the Nasdaq Global Market, Nasdaq Capital Market, New York Stock Exchange or NYSE American.

(xxv) “Uplist Transaction” means the offering conducted in connection with the Uplist.

1.3      Section 1(b)(x) of the Series 1 Notes is hereby amended and restated as follows:

“Maturity Date” means the earlier of (i) June 30, 2023 and (ii) the Effective Time.

2.           Miscellaneous.

2.1    Except as expressly amended by this Amendment, the terms and provisions of the Series 1 Notes shall continue in full force and effect. No reference to this Amendment need be made in any instrument or document making reference to the Series 1 Notes; any reference to the Series 1 Notes in any such instrument or document shall be deemed a reference to the Series 1 Notes as amended hereby. The Series 1 Notes as amended hereby shall be binding upon the parties thereto and their respective assigns and successors. Notwithstanding the foregoing, if the registration statement filed in connection with the Uplist Transaction is not declared effective by 11:59 P.M. (EST) on March 15, 2023 or such later extended date as provided below (the “Series 1 Note Amendment Termination Date”), this Amendment will automatically terminate and shall be of no further force or effect without any further action by the Borrower or the Note Holders; provided, that the Series 1 Note Amendment Termination Date will be automatically extended upon any extension of the First Notes Amendment Termination Date, as that term is defined in Amendment No. 2 to those certain Senior Secured Convertible Promissory Notes of the Borrower issued on July 6, 2022, effective as of March 10, 2023.

2.2    This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts as such laws are applied to agreements between parties in Massachusetts.

2.3    This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ARCH THERAPEUTICS, INC.

By:
Name:
Title:

Signature Page to Amendment No. 1 to Series 1 Notes

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

[Holder]

By:
Name:
Title:

Signature Page to Amendment No. 1 to Series 1 Notes